SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                            ____________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 28, 1996

                            MANVILLE CORPORATION
           (Exact name of Registrant as specified in its charter)

           Delaware             1-8247            84-0856796
           (State of     (Commission File No.)   (IRS Employer
           Incorporation)                        Identification No.)

                             717 17th Street,
                              Denver, Colorado
                  (Address of principal executive offices)

                                   80202
                                 (zip code)

                               (303) 978-2000
            (Registrant's telephone number, including area code)



          Item 5.   Other Events

                    On March 28, 1996, the Registrant issued the press release filed herewith as Exhibit 99.1. Such press release is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits

          (a)  Financial Statements of Businesses Acquired.

                    Not applicable.

          (b)  Pro Forma Financial Information.

                    Not applicable.

          (c)  Exhibits.

          Exhibit           Description
          Number

          99.1              Press Release issued by Manville
                            Corporation on March 28, 1996

                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MANVILLE CORPORATION

                                   By:   /s/ Richard B. Von Wald
                                   Name:   Richard B. Von Wald
                                   Title:  Senior Vice President,
                                           General Counsel and Secretary

          Date: March 28, 1996


                                EXHIBIT INDEX

          Exhibit           Description
          Number

          99.1              Press Release issued by Manville
                            Corporation on March 28, 1996